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EXHIBIT A

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: January 23, 2007                 AMVESCAP PLC


                                        By: /s/ Lisa Brinkley
                                            ------------------------------------
                                        Name: Lisa Brinkley
                                        Title: Global Compliance Director


                                        AIM Funds Management Inc.


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Chief Compliance Officer


                                        AIM Private Asset Management, Inc.


                                        By: /s/ Todd Spillane
                                            ------------------------------------
                                        Name: Todd Spillane
                                        Title: Chief Compliance Officer


                                        Atlantic Trust Company, N.A.


                                        By: /s/ Wayne Dewitt
                                            ------------------------------------
                                        Name: Wayne Dewitt
                                        Title: General Counsel


                                        Stein Roe Investment Counsel, Inc.


                                        By: /s/ Greg Campbell
                                            ------------------------------------
                                        Name: Greg Campbell
                                        Title: General Counsel


                                        PowerShares Capital Management LLC


                                        By: /s/ Kevin Gustafson
                                            ------------------------------------
                                        Name: Kevin Gustafson
                                        Title: General Counsel & COO